Discontinued Operations	12 Months Ended
Dec. 31, 2014
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
6.	Discontinued Operations

On December 1, 2014, the Company signed an Asset Purchase Agreement with Recipharm for the divestiture of its development and manufacturing facility located in Pessac, France.

The assets included in the divestiture were tangible equipment, furniture and fixtures, inventories and all intellectual property rights relating to the operation and technological know-how necessary in manufacturing the products that are produced in the facility and the assignment to Recipharm of all employees, customer contracts and liabilities which primarily relate to agreements of the Company with GlaxoSmithKline (“GSK”) for the manufacture and sale of Coreg CR®. Coreg CR® was Flamel’s lead product using the Micropump drug delivery platform that was developed with GSK and has been approved and sold in the US since 2007. The semi-finished product is manufactured in the Pessac Facility. The contracts assigned to Recipharm exclude the Amended 2003 License Agreement and 2004 License Agreement (collectively “License Agreements”) between Flamel and GSK for the development of Coreg CR®. However, the royalties to be earned by Flamel from the sales of Coreg CR® were transferred to Recipharm as part of the Asset Purchase Agreement. All costs and future revenues relating to the manufacture and sale of Coreg CR® were transferred to Recipharm.

Royalties from Coreg CR® sales amounted to $6.9 million in 2012, $6.8 in 2013 and $6.3 in 2014. Revenues from sales of Coreg CR® microparticles to GSK amounted to $9.1 in 2012, $8.0 million in 2013 and $6.7 million for 2014. Revenues from research revenues with undisclosed partners amounted to $2.6 million in 2012, $3.5 million in 2013 and $2.0 million in 2014.

The supply Agreement originally signed between Flamel and GSK in December 2004, included payments to Flamel of $20,717,000 to support the costs and capital expenditure relative to the creation of a manufacturing area for the production of commercial supply of the product. The capital expenditures consist of both buildings and fixtures, and production equipment with Flamel having immediate title to buildings and fixtures. However, title to production equipment remains with GSK for the duration of the supply agreement. A total of $8,188,000 was incurred on the acquisition of buildings and fixtures and a total of $11,138,000 was incurred on behalf of GSK for the purchase of production equipment and associated costs.

In July 2006, Flamel and GSK entered into a further agreement whereby GSK partly sponsored the extension of the then existing Pessac Facility from two lines to three. GSK had exclusive use of part of this equipment for the production of Coreg CR® microparticles. The total funding provided by GSK amounted to $8.1 million to finance the acquisition of equipment, buildings and fixtures.

The funds received from GSK to finance the acquisition of assets owned by Flamel were classified as other liabilities (current and long-term) and amortized on a pro-rata basis over the expected life of the related assets and as an offset of the depreciation of the related assets. On the divestiture of the facility the remaining liability was offset against the gain on sale of the tangible assets.

The aggregate consideration paid for the acquired assets and business was $13.2 million, plus the value of acquired inventory determined using inventory valuation methodology as defined by the two parties. All cash and receivables pertaining to Pessac Facility business prior to the sale were retained by Flamel. A contribution of $0.7 million was made to finance potential future retirement indemnities payable on transferred employees. The business was accounted for as a discontinued operation in the fourth quarter of 2014 and, therefore, the operating results of our Pessac Facility business were included in Discontinued Operations in our consolidated financial statements for all years presented. We recognized a $5.0 million gain on disposal, which was included in our income from Discontinued Operations, in fiscal year 2014.

Summary results of operations for the Pessac business were as follows:

	Fiscal Year
In thousands of U.S. Dollars	2012	2013	2014

Revenues	$18,570	$18,265	$14,967
Income (loss) from operations	1,550	3,667	(875)
Gain (loss) on disposal	-	-	5,007
Interest Expense	(11)	(9)	(4)
Income taxes	(27)	(74)	(110)
Income (loss) from discontinued operations, net of tax	$1,512	$3,584	$4,018

Carrying amounts of major classes of assets and liabilities classified as held for sale in the statement of financial position are as follows:

	December 31,
In thousands of U.S. Dollars	2013	2014

Accounts receivable, net	$-	$730
Inventories	1,352	-

Total major classes of current assets of the discontinued operations	1,352	730

Net Property, plant and equipment	15,044	-
Total major classes of non current assets of the discontinued operations	15,044	-
Total assets of the disposal group classified as held for sale	16,396	730

Current portion of capital lease obligations	69
Accounts payable	-	168
Other current liabilities	832	-
Total major classes of Current Liabilities of the discontinued operations	901	168

Capital lease obligations, less current portion	88	-
Other liabilities	7,626	-
Total major classes of Non-Current Liabilities of assets Held for sale	7,714	-
Total liabilities of the disposal group classified as held for sale	8,615	168

The major cash-flows related to Discontinued Operations presented in the statement of cash-flows are as follows

	2012	2013	2014
Capital Expenditures	$766	$872	$1,271
Depreciation and Amortization	1,910	1,751	1,709
Operating and Investing non-cash elements	(975)	(676)	(740)

In connection with the Asset Purchase Agreement, the Company entered into a number of other agreements with Recipharm.

Master Agreement on Supply and Services of Products (“MSA”)

Recipharm will provide various services in the domain of R&D and manufacture of pharmaceutical products for an initial non-cancellable period of five years.

Over the initial term, any services to be provided to shall include internal and external costs incurred by Recipharm plus 20%, which has been determined to be fair value for such services. The minimum amount of services per year, for a cumulative total of $22.5 million as follows:

First Year	$4.25 millions
Second Year	$4.25 millions
Third Year	$4.25 millions
Fourth and Fifth Year each	$4.86 millions

Transitional Service Agreement

In order to provide for the orderly transition of the Pessac Facility business to Recipharm, transitional services will be provided over a period of six months. The Transition services include primarily back office support such as information technology, human resources, accounting and other services as defined in the Transition Services Agreement.

Option Agreement

Recipharm has a first option (right of first refusal) to discuss and negotiate licenses of Flamel’s intellectual property rights for the sale certain products in Europe. Upon exercise of the option, Recipharm and Flamel shall agree in good faith on terms and conditions of related license agreement within forty-five (45) days from the exercise of the option. The term of the Option Agreement is from the signing of the agreement through December 31, 2017. Flamel received no compensation related to the option agreement.

Concurrently with the above, Recipharm made an investment of $13.0 million in newly issued Flamel shares which corresponds to approximately 2.3% of Flamel’s shareholdings. The purchase price for the shares purchased by Recipharm was based on the average of the trailing 20 days’ trading prices of Flamel’s shares prior to the closing date.